UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 13, 2014 (August 12, 2014)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2014, SMTC Corporation issued a press release announcing its financial results for its second quarter ended June 29, 2014, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

On August 13, 2014, SMTC Corporation held a teleconference announcing its financial results for its second quarter ended June 29, 2014. A transcript of this teleconference is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.

The information being furnished under Item 2.02 in this Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description

99.1	Press Release of SMTC Corporation dated August 12, 2014.
99.2	Transcript of SMTC Corporation’s second 2014 results teleconference held August 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: August 13, 2014	By:	/s/ Sushil Dhiman
Name: Sushil Dhiman Title: President and Chief Executive Officer